EACO CORPORATION
                     1500 N. Lakeview Avenue
                    Anaheim, California 92807

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

      You are cordially invited to attend the 2006 Annual Shareholders' Meeting of EACO Corporation to be held at the offices of Bisco Industries, Inc., 1500 N. Lakeview Avenue, Anaheim, California 92807, on Tuesday, June 20, 2006 at 10:00 a.m. for the purpose of:

          1.   electing Directors; and

          2. transacting such other business as may properly come before the meeting.

      The Board of Directors has fixed the close of business on April 11, 2006 as the record date for determining shareholders entitled to vote at the meeting. Only shareholders of record at the close of business on that date will be entitled to vote at the meeting.

      The vote of every shareholder is important. Whether or not you plan to attend the meeting, please complete the enclosed proxy and return it promptly so that your shares will be represented. Sending in your proxy will not prevent you from voting in person at the meeting.


                              Glen F. Ceiley
                              Chairman of the Board

Date: April 27, 2006

                        EACO CORPORATION
                     2113 Florida Boulevard
                  Neptune Beach, Florida  32266

                         PROXY STATEMENT
                               for
               2006 ANNUAL MEETING OF SHAREHOLDERS

General Information

      The solicitation of the enclosed proxy is made by and on behalf of the Board of Directors of EACO Corporation (the "Company") to be used at the 2006 Annual Meeting of Shareholders (the "Annual Meeting"), which will be held at the offices of Bisco Industries, Inc. ("Bisco"), 1500 N. Lakeview Avenue, Anaheim, California 92807, at 10:00 a.m. on Tuesday, June 20, 2006. The principal executive offices of the Company were recently moved to 1500 N. Lakeview Avenue, Anaheim, California 92807. The approximate mailing date of this Proxy Statement is April 28, 2006.

      The proxy may be revoked at any time before it is exercised by giving notice of revocation to the Company's Corporate Secretary at 1500 N. Lakeview Avenue, Anaheim, California 92807. The shares represented by proxies in the form solicited by the Board of Directors will be voted at the Annual Meeting. Where a choice is specified with respect to a matter to be voted upon, the shares represented by the proxy will be voted in accordance with such specification. If no choice is specified, such shares will be voted as hereinafter stated in this Proxy Statement.

Record Date and Voting Securities

      The Board of Directors has fixed the close of business on April 11, 2006 as the record date for determination of shareholders entitled to vote at the Annual Meeting. Holders of the Company's common stock, par value $0.01 per share (the "Common Stock") as of April 11, 2006 will be entitled to one vote for each share held, with no shares having cumulative voting rights. No other class of the Company's securities is entitled to vote at the meeting. As of March 20, 2006, the Company had outstanding 3,906,799 shares of Common Stock.

Voting Procedures

     Under Florida law and the Amended and Restated Bylaws of the Company (the "Bylaws"), a majority of shares of the Common

Stock entitled to vote, represented by person or proxy, constitutes a quorum at a meeting of shareholders.

     If less than a majority of the outstanding shares are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting without further notice.

Security Ownership of Certain Beneficial Owners and of Management

      The table set forth below presents certain information regarding beneficial ownership of the Company's Common Stock (the Company's only voting security), as of March 20, 2006, by (i) each shareholder known to the Company to own, or have the right to acquire within sixty (60) days, more than five percent (5%) of the Common Stock outstanding, (ii) each named executive officer and director of the Company, and (iii) all officers and directors of the Company as a group.


                              Amount of Common Stock   Percent of
Name of Beneficial Owner       Beneficially Owned(1)    Class (2)
------------------------       ---------------------   ----------

Edward B. Alexander(3)                      10,900            *
Stephen Catanzaro                           19,113            *
Glen F. Ceiley(4)                        2,410,985        61.7%
Jay Conzen(5)                               41,113         1.1%
William L. Means                            16,113            *
_________________________________
All Executive Officers and
Directors as a group(6)                  2,498,224        64.6%
________________________________
*  Less than 1%

(1)  Included in such beneficial ownership are shares  of  Common
Stock which may be acquired immediately or within 60 days of March 20, 2006 upon the exercise of certain options.

(2) The percentages represent the total of the shares listed in the adjacent column divided by 3,906,799 issued and outstanding shares of Common Stock as of March 20, 2006, plus any stock options or warrants exercisable by such person within 60 days of March 20, 2006.

(3) Edward B. Alexander has 7,500 shares issuable upon the exercise of options within 60 days of March 20, 2006.

(4) Based on information set forth by Mr. Ceiley in response to a questionnaire from the Company on March 10, 2006, Glen F. Ceiley, President and a director of Bisco, owns 1,913,443 shares, individually; Zachary Ceiley, Mr. Ceiley's son, owns 1,300 shares; and the Bisco Industries Profit Sharing and Savings Plan (the "Bisco Plan") owns 496,242 shares. Mr. Ceiley has the sole power to vote and dispose of the shares of Common Stock he owns individually and the power to vote and to dispose of the shares owned by his son, Bisco and the Bisco Plan.

(5) Jay Conzen has 25,000 shares issuable upon the exercise of options within 60 days of March 20, 2006.

(6) All executive officers and directors as a group have 32,500 shares issuable upon the exercise of options within 60 days of March 20, 2006. The address for each officer and director and Bisco is 1500 North Lakeview Avenue, Anaheim, CA 92807.

Equity Compensation Plans

     None.

Board of Directors and Standing Committees

      The business of the Company is under the general management of a Board of Directors as provided by the Florida Business Corporation Act. In accordance with the Bylaws of the Company, which empower the Board of Directors to appoint such committees as it deems necessary and appropriate, the Board of Directors has appointed an Audit Committee and an Executive Compensation Committee.

      Audit Committee: The Audit Committee's basic functions are to assist the Board of Directors in discharging its fiduciary responsibilities to the shareholders and the investment community in the preservation of the integrity of the financial information published by the Company, to maintain free and open means of communication between the Company's directors, independent auditors and financial management, and to ensure the independence of the independent auditors. The Board of Directors has adopted a written charter for the Audit Committee which was attached as an Appendix to the Company's Definitive Proxy Statement for the 2004 Annual Meeting of Shareholders. Currently, the members of the Audit Committee are Directors Catanzaro, Conzen and Means.
Directors Catanzaro, Conzen and Means are "independent" within the meaning of Rule 4200(a)(15) of the NASD's published listing standards. The Audit Committee held one meeting during the fiscal year ending December 28, 2005. All members of the Audit Committee attended this meeting.

     Audit Committee Financial Expert: The Company does not currently have an audit committee financial expert. The Company believes that the members of the Board of Directors have demonstrated that they are capable of analyzing and evaluating the Company's financial statements and understanding internal controls and procedures for financial reporting. In addition, the Company believes that retaining a director who would qualify as an audit committee financial expert would be costly and burdensome and is not warranted in the circumstances.

     Audit Committee Pre-Approval Policies and Procedures: The Audit Committee is required to pre-approve all auditing services and permissible non-audit services, including related fees and terms, to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described under the Securities Exchange Act of 1934, which are approved by the Audit Committee prior to the completion of the audit. In fiscal year 2005, the Audit Committee pre-approved all services performed for the Company by the auditor.

     Executive Compensation Committee: The Executive Compensation Committee administers the Company's stock option plans and is responsible for granting stock options to officers and managerial employees of the Company. It is also responsible for establishing the salary and annual bonuses paid to executive officers of the Company. The current members of the Executive Compensation
Committee are Directors Ceiley and Means. The Executive Compensation Committee held one meeting during fiscal year 2005. All members of the Committee attended this meeting.

      Board Meetings: The Board of Directors held four meetings during fiscal year 2005. Each member of the Board attended all four meetings. The Company does not have a policy with regard to directors' attendance at annual meetings of shareholders. None of the directors attended our 2005 Annual Meeting of Shareholders.

     Nominating Committee: The Board of Directors does not have a Nominating Committee. Given the size of the Company and its resources, the Board believes that this is appropriate. Each director participates in the consideration of director nominees. The Board believes that having such a committee would not enhance the nomination process. The Company does not have a formal policy regarding the consideration of any director candidates recommended by shareholders or specific minimum qualifications for director nominees.

     Communications to Board of Directors: The Board of Directors has established a process for shareholders to communicate with members of the Board of Directors. If you would like to contact the Board you can do so by forwarding your concern, question or complaint to the Company's Corporate Secretary at 1500 N. Lakeview Avenue, Anaheim, California 92807.

PROPOSAL 1:  ELECTION OF DIRECTORS

      The following provides certain information with respect to each of our directors all of whom are nominated for election at the 2006 Annual Meeting to serve as directors until the 2007 Annual Meeting and until their successors are elected and qualified. Mr. Catanzaro and Mr. Means were elected by the shareholders at the 1999 Annual Meeting. Mr. Ceiley and Mr. Conzen were appointed to the Board in February 1998 and elected by the shareholders at the 1998 Annual Meeting. Should any one or more of the nominees become unavailable to accept nomination for election as a director, the enclosed proxy will be voted for such other person or persons as the Board of Directors may recommend, unless the Board reduces the number of directors.

Name                Business Experience and Age
------------------------------------------------

Stephen Catanzaro   Controller  of Allied Business Schools,  Inc.
                    since April 2004.  Chief Financial Officer of
                    V&M Restoration, Inc., a restoration company from September 2002 to February 2004. Chief
                    Financial Officer of Bisco, a distributor of fasteners and components, from September 1995 to March 2002. Age 53.

Glen F. Ceiley      Serves as Chairman of the Board of  the
                    Company.    President  and  Chief   Executive
                    Officer  of Bisco since 1973. Former director
                    of  Data  I/O  Corporation,  a  publicly-held
                    company  engaged  in  the  manufacturing   of
                    electronic equipment.     Age 60.

Jay Conzen          President of Old Fashioned Kitchen, Inc.
                    since  April 2003.  Principal of  Jay  Conzen
                    Investments (investment advisor) from October
                    1992  to  April  2003.   Consultant  to   the
                    Company  from August 1999 until January  2001
                    and from October 2001 to April 2003. Age 59.

William L. Means    Vice  President of Information Technology  of
                    Bisco   since   2001.   Vice   President   of
                    Corporate Development of Bisco from  1997  to
                    2001.  Age 62.

Vote Required

      Under the Florida Business Corporation Act, directors are elected by a plurality of the votes cast. Therefore, abstentions and broker non-votes have no effect under Florida law.

The Board of Directors recommends a vote FOR the election of each of the nominees.

Executive Officers

     The following person was an executive officer of the Company as of December 28, 2005:

 Edward B. Alexander Chief  Operating  Officer  from  April  2003 through  present.  President of the  Company
                     from  April  2003 to April 2006.   Executive
                     Vice   President   of   the   Company   from
                     September   1999  to  April   2003.    Chief
                     Financial  Officer of the Company from  1990
                     to  April  2003.   Served on  the  Company's
                     Board  of  Directors from May 1996  to  July
                     1999.   Certified  Public  Accountant  since
                     1982.  Age 47.

     As of April 4, 2006, Edward B. Alexander no longer serves as an executive officer of the Company. Glen F. Ceiley currently serves as Chairman and Chief Executive Officer of the Company.

    There  are  no  family  relationships  between  any  of   the
nominees and executive officers of the Company.

    Our officers and directors have neither been convicted in any criminal proceeding during the past five years nor parties to any judicial or administrative proceeding during the past five years that resulted in a judgment, decree or final order enjoining them from future violations of, or prohibiting activities subject to, federal or state securities laws or a finding of any violation of federal or state securities law or commodities law. Similarly, no bankruptcy petitions have been filed by or against any business or property of any of our directors or officers, nor has any bankruptcy petition been filed against a partnership or business association in which these persons were general partners or executive officers.

Certain Relationships and Related Transactions

     None.

Audit Committee Financial Expert

     See   section  titled  "Board  of  Directors  and   Standing
Committees" of this Proxy Statement which is herein incorporated by reference.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires certain officers of the Company and its directors, and persons who beneficially own more than ten percent of any registered class of the Company's equity securities, to file reports of ownership in such securities and changes in ownership in such securities with the Securities and Exchange Commission and the Company.

      Based solely on a review of the reports and written representations provided to the Company by the above referenced persons, the Company believes that during fiscal year 2005 all filing requirements applicable to its reporting officers, directors and greater than ten percent beneficial owners were timely satisfied.

FINANCIAL CODE OF ETHICAL CONDUCT

     The Company has adopted a financial code of ethics applicable to the Company's senior executive and financial officers. You may receive, without charge, a copy of the Financial Code of Ethical Conduct by contacting our Corporate Secretary at 1500 N. Lakeview Avenue, Anaheim, California 92807.

REPORT OF THE AUDIT COMMITTEE

      On August 24, 2005, Deloitte & Touche LLP ("Deloitte") resigned as the Company's accountants. There were no adverse opinions, disagreements or reportable events as defined in Item 304(a) of Regulation S-K with Deloitte related to their resignation. On September 19, 2005, the Board approved the Company's change in independent accountants and in October 2005, the Company engaged Squar, Milner, Reehl & Williamson LLP ("Squar Milner") to serve as the Company's independent accountants.

      The Audit Committee has reviewed the audited financial statements of the Company for the year ended December 28, 2005, and has met with management and Squar Milner, the Company's independent auditors, to discuss the audited financial statements.

      The Audit Committee received from Squar Milner written disclosures regarding their independence and the letter required by Independence Standards Board Standard No. 1, and has discussed with Squar Milner their independence. In connection with its review, the Audit Committee has also discussed with Squar Milner the matters required to be discussed by U.S. Auditing Standards
Section 380 - Communications with Audit Committees.

      The Audit Committee has discussed with Squar Milner the matters required to be discussed by SAS61 (Certification of Statements on Auditing Standards) as modified or supplemented.

      Based on its review and discussions with management and Squar Milner, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report to Shareholders for the year ended December 28, 2005.

               Respectfully Submitted,

               Jay Conzen, Chairman
               Steve Catanzaro
               William Means


PRINCIPAL ACCOUNTING FEES AND SERVICES

Audit Fees

      The aggregate fees billed by Squar Milner for the fiscal year ended December 28, 2005 and by Deloitte & Touche LLP for the fiscal year ended December 29, 2004, for professional services rendered for the audit of the Company's annual financial statements and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for those fiscal years were $61,000 and $91,500, respectively.

Audit-Related Fees

      The aggregate fees billed by Squar Milner for the fiscal year ended December 28, 2005 and by Deloitte & Touche LLP for the fiscal year ended December 29, 2004, for audit-related fees were $0 and $8,500, respectively. These fees were billed for the performance of an audit of the Company's Employee Benefit (401k) Plan.

Tax Fees

      The aggregate fees billed by Squar Milner for the fiscal year ended December 28, 2005 and by Deloitte & Touche LLP for the fiscal year ended December 29, 2004, for professional services rendered for tax services were $10,000 and $10,160, respectively.

All Other Fees

      There were no other fees billed by Squar Milner for the fiscal year ended December 28, 2005 or by Deloitte & Touche LLP for the fiscal year ended December 29, 2004, for services rendered to the Company, other than the services described above.

      The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

Audit Committee Pre-Approval

      See  section titled "Audit Committee Pre-Approval  Policies
and   Procedures"  of  this  Proxy  Statement  which  is   herein
incorporated by reference.

EXECUTIVE PAY

     The summary compensation table below sets forth a summary of the compensation earned by the Company's named executive officer during fiscal years 2003, 2004 and 2005.

                   SUMMARY COMPENSATION TABLE

                                  Annual Compensation
                                  -------------------

<s>                         <c<    <c>         <c>           <c>
Name and Principal                                              All other
  Position                  Year   Salary ($)  Bonus ($) (2) Compensation ($)(1)
Compensation($)(1)
--------------------------  ----   ----------  ------------- -------------------
Edward B. Alexander (3)     2005   $134,300    $ 5,300           $1,670
President                   2004    125,950     19,555            1,514
Chief Operating             2003    125,559      -0-              1,554
Officer



Explanation of Columns:

(1) All Other Compensation: All other compensation that does not fall under any of the aforementioned categories. Amounts shown are contributions to the Company's 401(k) Plan on behalf of Mr. Alexander to match a portion of his deferred contributions in 2005, 2004 and 2003.

(2) A portion of Mr. Alexander's bonus was earned in 2005, but paid in 2006.

(3) Mr. Alexander is an employee-at-will of the Company and does not have an employment contract.


Option Grants

     There were no options to purchase the Company's Common Stock granted to the named executive officer in fiscal year 2005.

Option Exercises and Year-End Option Value

     The following table sets forth information concerning the number and value of unexercised options to purchase the Company's
Common Stock held by the named executives at fiscal year end.

           Aggregated Option Exercises in Last Fiscal
                 Year, and Year-End Option Value

                              Number of Securities    Value of Unexercised
                              Underlying Unexercised  In-The-Money Option
                              Options at Fiscal Year   at Fiscal Year-End
                                    End (#)                  ($)(1)
                              ----------------------  --------------------
              Shares
            Acquired On
             Exercise     Value        Exercisable/           Exercisable/
               (#)      Realized ($)  Unexercisable          Unexercisable

           ---------    ------------  ---------------     -------------------
Edward B.
 Alexander       0         $0             7,500/0                $300/0

(1) Market value of underlying securities at year end ($1.59 at December 28, 2005, the last trading day of the Company's fiscal year), minus the various exercise prices.


REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE

     December 12, 2005

      The Executive Compensation Committee (the "Committee"), currently consisting of Directors Ceiley and Means, uses the following objectives as guidelines for its executive compensation decisions: to provide a compensation package that will attract, motivate and retain qualified executives; to ensure a compensation mix that focuses executive behavior on the fulfillment of annual and long-term business objectives; and to create a sense of ownership in the Company that causes executive decisions to be aligned with the best interests of the Company's shareholders.

     The Company's compensation package in 2005 for its executive officers consisted of base salary and performance bonuses. The
Committee determined salary levels for the Company's executive officers.

General Compensation Policies

     In general, base salary levels are set at the minimum levels believed by the Company's executive officers to be sufficient to attract and retain qualified executives when considered with the other components of the Company's compensation structure.

      The Committee adjusts salary levels for executive officers based on achievement of specific annual performance goals, including personal, departmental and overall Company goals depending upon each officer's specific job responsibilities. The Committee also uses its subjective judgment, based upon such criteria as the executive's knowledge of and importance to the Company's business, willingness and ability to accomplish the tasks for which he or she was responsible, professional growth and potential, the Company's operating earnings and an evaluation of individual performance, in making salary decisions. Compensation paid to executive officers in prior years is also taken into account. No particular weighting is applied to these factors.

      The Committee may determine that the Company's financial performance and individual achievements merit the payment of annual bonuses. The Company instituted a bonus program for management of the Company beginning in 2003, based on a percentage of the earnings from operations of the Company.

       The Committee determines stock option grants to the executive officers. The Committee determines annual stock option grants to other employees based on recommendations of the President. Stock options are intended to encourage key employees to remain employed by the Company by providing them with a long term interest in the Company's overall performance as reflected by the market price of the Company's Common Stock. No stock option grants were made in 2005.

       The Committee will consider any federal income tax limitations on the deductibility of executive compensation in reaching compensation decisions and will seek shareholder approval where such approval will eliminate any limitations on deductibility.

CEO Compensation

      Mr. Alexander serves as President and Chief Operating Officer of the Company. His compensation consists of base salary and a performance bonus, which are approved by the Compensation Committee. Upon being promoted to President and Chief Operating Officer in April 2003, Mr. Alexander's base salary was set based on several factors, including industry competitors for the position, the Company's size relative to such industry averages and the Company's historical and projected profitability. Effective April 2005, Mr. Alexander's salary was increased to $133,400 based on the Company's profit performance versus other publicly-held restaurant companies, and considering increases in general cost of living.

      The Compensation Committee has developed a performance incentive program based on a percentage of the Company's earnings from operations, paid quarterly and at year-end. In 2005, Mr. Alexander earned a total of $5,300 under this program, a portion of which was paid in 2006.

               Respectfully Submitted,

               Glen F. Ceiley
               William Means

Compensation Committee Interlocks and Insider Participation

      The members of the Compensation Committee are Directors Ceiley and Means. Until 2004, Mr. Ceiley served as the Company's principal executive officer for execution of SEC reports and certifications, but did not participate in the day to day operations of the Company. Mr. Ceiley did not receive any compensation for his service as principal executive officer and has not participated in any related party transactions required to be disclosed under Item 404 of Regulation S-K. Mr. Means is not currently nor has he ever been an employee of the Company, and has not participated in any related party transactions (described in Item 404 of Regulation S-K).

Director Compensation

      None of the director nominees were employees of the Company during the fiscal year ended December 28, 2005. In order to attract and retain highly qualified directors through an investment interest in the Company's future success, the Company enacted, in l985, a non-qualified Stock Option Plan for Non-Employee Directors (the "Directors' Plan"), which was used to compensate directors until January 2002. Due to the expiration of the Directors' Plan in 2002, the Company paid $10,000 cash to each director in 2006 as compensation for their services.

     In addition, directors who are not employees of the Company receive a fee of $500 for each Board of Directors' meeting attended. No fees are awarded to directors for attendance at meetings of the Audit or Executive Compensation Committees of the Board of Directors.


COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

      The SEC requires a five-year comparison of stock price performance of the Company with both a broad equity market index and a published industry line-of-business index. The Company's total return compared with the NASDAQ Market Index and the Media General Restaurant Index is shown on the following graph.

     This graph assumes that $100 was invested on January 3, 2001 and all dividends were reinvested in the Company's Common Stock and the other indices. Each of the indexes is weighted on a market capitalization basis at the time of each reported data point.




                    1/3/2001 1/2/2002 12/31/2002 12/31/2003 12/29/2004 12/28/2005

EACO CORPORATION     100.00    133.33   65.33     106.67        97.33    212.00
RESTAURANTS          100.00    101.41   80.95     111.45       136.12    144.82
NASDAQ MARKET INDEX  100.00     79.71   55.60      83.60        90.63     92.62




[CHART OMITTED]

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

      The Audit Committee has not yet recommended to the Board of Directors an accounting firm to be engaged as independent auditor for the Company for 2006 but will do so at a later date. The firm Squar Milner, served as the independent accountant for the Company for the fiscal year ending December 28, 2005. That firm has served as the auditor for the Company since October 2005. Representatives of Deloitte & Touche are expected to be present at the annual meeting of shareholders where they will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

OTHER MATTERS

      The Board of Directors is not aware of any other matters to come before the meeting. If any other business should come before the meeting, the persons named on the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment.

     Any  other  matter  which may be considered  at  the  Annual
Meeting will be approved if the votes cast favoring the matter exceed the votes opposing the matter, unless a greater number of affirmative votes or voting by classes is required by Florida law or the Company's Articles of Incorporation. Abstentions and broker non-votes have no effect under Florida law.

SHAREHOLDER PROPOSALS

     Proposals of shareholders to be presented at the 2007 Annual Meeting of Shareholders must be received by the Company (addressed to the attention of the Corporate Secretary) not later than December 28, 2006 to be considered for inclusion in the Company's proxy materials relating to that meeting. To be submitted at the meeting, any such proposal must be a proper subject for shareholder action under the laws of the State of Florida, and must otherwise conform to applicable regulations of the Commission.

     Excluding shareholder proposals to be included in the Company's proxy materials, a shareholder is required to comply with the Company's Bylaws with respect to any proposal to be brought before an annual meeting. The Bylaws generally require that each written proposal be delivered or mailed to and received by the Secretary of the Company at its principal executive office not less than sixty (60) days nor more than ninety (90) days prior to the anniversary date of the prior year's Annual Meeting, among other conditions. The notice must include certain additional information as specified in the Bylaws.

     The Company may solicit proxies in connection with next year's Annual Meeting which confer discretionary authority to vote on any shareholder proposals of which the Company does not receive notice by March 15, 2007. Proposals should be sent to the Company's executive office to the attention of the Corporate Secretary.

SOLICITATION OF PROXIES

      This proxy is solicited by the Board of Directors of the Company. The cost of soliciting proxies will be borne by the Company. Following the original mailing of the proxy solicitation material, regular employees of the Company may solicit proxies by mail, telephone, facsimile and other electronic means. The Company may request brokerage houses and other nominees or fiduciaries to forward copies of its proxy material and Annual Report to beneficial owners of stock held in their names, and the Company will reimburse them for reasonable out-of-pocket expenses incurred with respect to such action.

DELIVERY TO SHAREHOLDERS SHARING ADDRESS

     Only one Proxy Statement and Annual Report has been delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders. The Company will promptly deliver upon written or oral request a separate copy of this Proxy Statement or the Annual Report to a shareholder at a shared address to which a single copy was sent. Shareholders residing at a shared address who would like to request an additional copy of the Proxy Statement or Annual Report now or with respect to future mailings (or to request to receive only one copy of the Proxy Statement or Annual Report if multiple copies are being received) may write or call the Company's Corporate Secretary at 1500 N. Lakeview Avenue, Anaheim, California 92807, (714) 876-2490.

                         By Order of the Board of Directors


                         Glen F. Ceiley
                         Chairman of the Board




Date: April 27, 2006